UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2013

STEVIA FIRST CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5225 Carlson Rd. Yuba City, California		95993
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 25, 2013, Stevia First Corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (collectively, the “Purchasers”) providing for the issuance and sale by the Company to the Purchasers of an aggregate of 3,676,472 shares of the Company’s common stock (collectively, the ‘Shares”) and Series A Warrants to purchase up to 3,676,472 shares of the Company’s common stock, Series B Warrants to purchase up to 3,676,472 shares of the Company’s common stock, and Series C Warrants to purchase up to 3,676,472 shares of the Company’s common stock (the Series A Warrants, the Series B Warrants and the Series C Warrants, collectively, the “Warrants”, and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”), at a price of $0.34 per share (the “Offering”). After deducting for fees and expenses, the aggregate net proceeds from the sale of the Shares and Warrants are expected to be approximately $1,075,000.

Pursuant to the terms of the Securities Purchase Agreement, at the closing each Purchaser will be issued one share of the Company’s common stock and a Series A Warrant to purchase up to one share of the Company’s common stock, a Series B Warrant to purchase up to one share of the Company’s common stock and a Series C warrant to purchase up to one share of the Company’s common stock. Each Series A Warrant will have an exercise price of $0.40 per share, will be immediately exercisable, and will expire on the five year anniversary of the date of issuance. Each Series B Warrant will have an exercise price of $0.50 per share, will be immediately exercisable, and will expire on the six month anniversary of the date of issuance. Each Series C Warrant will have an exercise price of $0.60 per share, will be immediately exercisable, and will expire on the nine month anniversary of the date of issuance.

The Company expects the Offering to close on or about June 28, 2013. The closing of the Offering and the issuance and sale of any of the Shares and Warrants therein is subject to the satisfaction of certain customary closing conditions.

The Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) to be sold at the closing of the Offering have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-1, as amended (No. 333-187824), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 25, 2013, and are being offered and sold under a related prospectus and prospectus supplement. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Securities, nor shall there be any sale of the Securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

On June 26, 2013, the Company issued a press release announcing the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing description of the Securities Purchase Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each document. Copies of the Form of Series A/B/C Common Stock Purchase Warrant and the Securities Purchase Agreement are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 10.1, respectively, and each is incorporated herein by reference. The Securities Purchase Agreement has been included to provide investors with information regarding its terms, but it is not intended to provide other factual information about the Company. The Securities Purchase Agreement contains representations and warranties that the Company has made to the Purchasers, which are qualified by information in confidential disclosure schedules provided by the Company to the Purchasers that modifies and creates exceptions to those representations and warranties. Investors should not rely on the representations and warranties made by the Company in the Securities Purchase Agreement as characterizations of the actual state of facts at the time they were made or otherwise.

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Placement Agent Warrants and Fees

Pursuant to a placement agent agreement dated April 30, 2013 (the “Placement Agent Agreement”), H.C. Wainwright & Co., LLC (“H.C. Wainwright”) agreed to act as the Company’s placement agent in connection with the Offering. Pursuant to the Placement Agent Agreement, the Company agreed to pay H.C. Wainwright a cash fee equal to 8% of the gross proceeds of the Offering, as well as a non-accountable expense allowance equal to 1% of the gross proceeds of the Offering. In addition, the Company agreed to issue to H.C. Wainwright at the Closing Series A Warrants to purchase up to 8% of the aggregate number of shares of the Company’s common stock to be sold in the Offering, or 294,118 shares (the “Placement Agent Warrants”). The Placement Agent Warrants will have substantially the same terms as the Series A Warrants to be issued to the Purchasers, except that the exercise price will be $0.425 per share and the expiration date is June 25, 2018.

The Placement Agent Warrants and the shares of the Company’s common stock underlying the Placement Agent Warrants have not been registered under the Securities Act and have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Placement Agent Warrants and the shares of the Company’s common stock underlying the Placement Agent Warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 to this Current Report regarding the Placement Agent Warrants is incorporated into this Item 3.02 by reference. On the closing date of the Offering, the issuance of the Placement Agent Warrants will be made in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Placement Agent Warrants or the shares of the Company’s common stock underlying the Placement Agent Warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.1	Form of Series A/B/C Common Stock Purchase Warrant
10.1	Securities Purchase Agreement, dated June 25, 2013, by and among Stevia First Corp. and the Purchasers listed on the signature pages thereto
99.1	Press Release dated June 26, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEVIA FIRST CORP.

Dated: June 26, 2013	By:	/s/ Robert Brooke
Name: Robert Brooke
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description
4.1	Form of Series A/B/C Common Stock Purchase Warrant
10.1	Securities Purchase Agreement, dated June 25, 2013, by and among Stevia First Corp. and the Purchasers listed on the signature pages thereto
99.1	Press Release dated June 26, 2013

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